Consent of Ernst & Young LLP, Independent Auditors

We consent to the references to our firm under the captions "Financial Highlights" in the Class A, Class B and Class C Shares Prospectus and the Class Y Shares Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference of our report, dated December 12, 2002, in Post-Effective Amendment Number 19 to the Registration Statement (Form N-1A No. 33-34801) of Pioneer Mid Cap Value Fund.


                                                         /s/ Ernst & Young LLP
                                                         ERNST & YOUNG LLP


Boston, Massachusetts
January 7, 2003